Exhibit 99.1

Ace Green Recycling, Inc. and Athena Technology Acquisition Corp. II Announce $32 Million PIPE Investment to Support Proposed Business Combination

Investment led by seasoned sector-focused institutional investors supports development of Ace’s Texas facility and international operations

Houston, April 23, 2026 – Ace Green Recycling, Inc. (“Ace” or the “Company”), a leading provider of sustainable battery recycling technology solutions, and Athena Technology Acquisition Corp. II (“ATEK II” or “Athena”), a publicly traded special purpose acquisition company, today announced that they have entered into securities purchase agreements with certain investors for an aggregate $32 million private investment in public equity (“PIPE”) financing to support their previously-announced proposed business combination (the “Proposed Business Combination”), with the common stock of the combined company expected to be listed on the Nasdaq Stock Market under the ticker “AGXI” following the consummation of the Proposed Business Combination.

The PIPE financing includes participation from sector-focused institutional investors, and is expected to support Ace’s differentiated recycling platform for lithium (nickel-manganese-cobalt & lithium iron phosphate) and lead batteries and its role in enabling domestic supply chains for critical battery materials supporting a circular economy for batteries. The financing is a key milestone toward the completion of the Proposed Business Combination and supports the Company’s strategy to scale its U.S. footprint, global supply chain management platform, and commercialize its next-generation battery recycling technology.

“This investment accelerates our mission to redefine battery recycling at a global scale,” said Ace CEO Nischay Chadha. “At Ace, we are deploying GREENLEAD® and LithiumFirst™ as a new standard – fully electrified, Scope 1 emissions-free solutions designed to replace legacy processes and unlock a cleaner supply chain for critical materials. We believe that the future of electrification depends on how efficiently and sustainably we recover these resources, and this milestone brings us meaningfully closer to that future.”

Concurrent with and contingent upon the closing of the Proposed Business Combination, Ace expects to receive approximately $32 million in gross proceeds from the PIPE financing before transaction expenses. The Company expects to use these proceeds primarily to fund capital expenditures related to the development of its Texas recycling facility as well as for general corporate purposes, including supporting the expansion of operations and to fund the purchase of other companies , as described in the registration statement on Form S-4 most recently filed with the Securities and Exchange Commission by Athena and Ace on March 24, 2026.

We believe that investor participation in this PIPE reflects confidence in Athena’s ability to bring together exceptional talent and partner with high-quality companies through complex transactions and the public market process. We also believe that Ace is well positioned to support a more resilient domestic supply chain for critical battery materials, and this marks an important step toward closing the Proposed Business Combination,” said Isabelle Freidheim, Chairman and Chief Executive Officer of Athena.

Advisors

Rimon P.C. is serving as legal counsel to Ace. Latham & Watkins LLP is serving as legal counsel to ATEK II.

About Ace Green Recycling

Ace Green Recycling, Inc., incorporated in Delaware, is an innovative battery recycling technology platform offering sustainable end-of-life solutions. It has deployed modular, Scope 1 carbon emissions-free recycling facilities for lithium (nickel-manganese-cobalt & lithium iron phosphate) and lead batteries used in various industries including electronics, automotive and energy storage. Ace was founded by Nishchay Chadha, Chief Executive Officer and a veteran in recycling, mining and global supply chain industries, and Dr. Vipin Tyagi, Chief Technology Officer, with extensive experience in battery materials recycling technologies. For more information, please visit www.acegreenrecycling.com.

About Athena Technology Acquisition Corp. II

Athena Technology Acquisition Corp. II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Athena is part of the broader Athena platform founded by Isabelle Freidheim and supported by a senior leadership team with deep experience across public transactions, private M&A, growth investing and technology leadership. The broader Athena platform brings differentiated transaction experience, investor alignment and partnership-oriented execution to the business.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains statements regarding Athena, Ace, the Proposed Business Combination and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this report concerning (i) Athena’s or Ace’s expected future financial position, business strategy, production capacity, competitive positions, growth opportunities, plans and objectives of management and (ii) the expected benefits of the Proposed Business Combination, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Athena and Ace are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	Ace has a limited operating history at scale and is developing a flagship and new facility in the United States; scaling up its operations and expansion in the U.S. may carry uncertainties and pose liquidity risks to Ace;
•	Ace may not be able to secure adequate capital to execute its business plan;
•	If Ace is unable to overcome the workforce and engineering challenges arising from scaling up production from its existing capacities, it may not succeed in executing its growth and expansion plans;
•	Successful or timely implementation of Ace’s planned U.S. facility may be delayed due to licensing or regulatory issues;
•	A large portion of Ace’s profit is derived from a relatively small number of major customers, and its business, financial condition, and results of operations could be materially and adversely affected if its key customers fail to meet their contractual obligations;
•	Prices for recovered materials are subject to global market fluctuations and price instability may negatively impact Ace’s financial performance;
•	Ace relies on third-party vendors for key machineries and failure to acquire and maintain them may adversely disrupt its operations;
•	A decline in green energy adoption may inhibit future recycling opportunities and may result in decreased demand for Ace’s products;
•	Ace’s proprietary know-how may be rivaled by competitors, which may erode the technological edge it has established;
•	Unfavorable economic or geopolitical conditions could constrain Ace’s expansion, inhibit its further growth and otherwise have a material adverse effect its business, results of operations, prospects and financial condition;
•	Athena and Ace may not obtain the requisite stockholder approvals for the Proposed Business Combination;
•	Nasdaq may not list the common stock of the surviving company following the Proposed Business Combination, which could limit investors’ ability to effect transactions following the Proposed Business Combination;
•	An event, change or other circumstance could result in the termination of the Proposed Business Combination;
•	A condition to the closing of the Proposed Business Combination may not be satisfied;
•	There may be delays in completing the Proposed Business Combination;
•	Any announcement or news coverage relating to the Proposed Business Combination could have adverse effects on the market price of Athena common stock or Ace common stock;
•	The risk of litigation related to the merger; and
•	Other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of Athena’s most recent Annual Report on Form 10-K, and other risks as identified from time to time in its SEC reports.

All of the forward-looking statements Athena and Ace make in or in connection with this report are qualified by the information contained or incorporated by reference in a registration statement filed by Athena and Ace on Form S-4, that includes a proxy statement and a prospectus, to register the shares of Athena stock that will be issued to Ace’s stockholders (the “Registration Statement”). For additional information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages 18 and 208, respectively, of the Registration Statement.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Athena nor Ace undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This press release is not intended to be, and shall not constitute, an offer to buy, subscribe for or sell or the solicitation of an offer to buy, subscribe for or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

This release is being made in respect of the Proposed Business Combination between Athena and Ace. In connection with the Proposed Business Combination, Athena and Ace filed with the SEC the Registration Statement, as well as other relevant documents regarding the Proposed Business Combination. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT REGARDING THE TRANSACTION THAT HAS BEEN FILED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement, as well as other filings containing information about Athena, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Athena by calling (970) 925-1572.

PARTICIPANTS IN THE SOLICITATION

Athena, Ace and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its respective stockholders in respect of the Proposed Business Combination contemplated by the Registration Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Athena in connection with the Proposed Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Registration Statement filed with the SEC. Information regarding Athena’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is or will be contained in the Registration Statement and other relevant materials filed or to be filed with the SEC regarding the Proposed Business Combination when such materials become available. Investors and security holders should read the Registration Statement carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein using the sources indicated above.

Contacts:

Media
Media@acegreenrecycling.com

Investors
Investors@acegreenrecycling.com